SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             Avic Technologies Ltd.
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             (Exact name of registrant as specified in its charter)

          Delaware                                      98-0212726
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)

445 St-Francis Xavier Street, Montreal, Quebec, Canada              H2Y 2T1
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(Address of principal executive offices)                           (Zip Code)

         If this form relates to the registration of a class of securities to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [__]

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]

         Securities Act registration statement file number to which this form relates: 333-37046
        (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class        Name of each exchange on which
         to be so registered        each class is to be registered

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Securities to be registered pursuant to Section 12(g) of the Act:

                                  Common Stock
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                                (Title of Class)

Item 1.

         A description of the securities is incorporated by reference herein from a Registration Statement on Form SB-2 originally filed May 15, 2000 (Registration No. 333-37046).

Item 2.

         Copies of instruments defining the rights of the holders of each class of securities is incorporated by reference herein from a Registration Statement on Form SB-2 originally filed May 15, 2000 (Registration No. 333-37046).

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

(Registrant)       AVIC TECHNOLOGIES LTD.
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Date       March 21, 2001
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By     /s/ Annette shaw
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          Annette Shaw, President